NEWS RELEASE
                                                  FOR RELEASE IMMEDIATELY
                                                  Contact:  Paul Frenkiel, CFO
                                                  (215) 735-4422  ext. 255


                          REPUBLIC FIRST BANCORP, INC.
                              REPORTS 2003 EARNINGS
                              ---------------------

          Philadelphia, PA, January 22, 2004 - Republic First Bancorp, Inc. (NASDAQ:FRBK), the holding company for Republic First Bank, (PA) and First Bank of Delaware (DE) today reported 2003 earnings of $4.9 million or $0.73 earnings per diluted share compared to $2.2 million or $0.34 per diluted share for the prior year. Fourth quarter 2003 earnings were $0.18 per diluted share versus $0.05 for the prior year comparable period. Fourth quarter earnings for 2002 reflected additional provisions for loan losses of $0.10 per share, relating to a change in the banks' methodology for calculating the reserve for loan losses. The improvement in 2003 earnings reflected increases in both interest and non-interest income and lower commercial loan loss provisions. Core deposits grew by $33 million or 14%, to $266 million at December 31, 2003 versus December 31, 2002. The Company also grew commercial and construction loans $65 million, or 16% to $457 million at December 31, 2003 versus December 31, 2002.

          The Company remains well capitalized, as Tier 1 leverage capital and total risk-based capital at December 31, 2003 stood at 9.64% and 13.75%, respectively. Total shareholders' equity stood at $56.4 million with a book value per share of $8.64 at December 31, 2003, based on outstanding common shares of approximately 6.5 million.

          Republic First Bank (PA) and First Bank of Delaware (DE) are full-service, state-chartered commercial banks, whose deposits are insured by the Federal Deposit Insurance Corporation (FDIC). The Banks provide diversified financial products through their twelve offices located in Abington, Ardmore, Bala Cynwyd, East Norriton, and Philadelphia, Pennsylvania and Wilmington, Delaware.

          The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.


                                      # # #

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 Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
     except per share data)
                                                        Three Months Ended             Twelve Months Ended
                                                            Dec. 31,                        Dec. 31,
                                                    2003             2002              2003            2002
                                               -------------------------------     -------------------------------
      Net Interest Income                          $ 4,277          $ 5,811          $25,751          $23,961
      Provision for Loan Losses                        419            1,810            6,764            5,303
      Other Income                                   2,918              554            7,136            3,282
      Other Expenses                                 4,928            4,072           18,725           17,229
      Reserve for Other Real Estate Owned             --               --               --              1,357
                                                   -------          -------          -------          -------
      Income Taxes                                     611              158          $ 2,484          $ 1,154
                                                   -------          -------          -------          -------
      Net Income                                   $ 1,237          $   325          $ 4,914          $ 2,200
                                                   =======          =======          =======          =======

      Basic EPS                                    $  0.19          $  0.05          $  0.76          $  0.35
                                                   -------          -------          -------          -------
      Diluted EPS                                  $  0.18          $  0.05          $  0.73          $  0.34
                                                   -------          -------          -------          -------

 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                                                         December 31         December 31
                                                                                   2003                2002
                                                                                ---------           ---------
                    Federal Funds Sold and Other Interest Bearing Cash          $  45,983           $ 558,924
                    Investment Securities                                          69,946              96,561
                    Commercial and Other Loans                                    488,219             463,689
                    Allowance for Loan Losses                                      (8,696)             (6,642)
                    Other Assets                                                   59,340              35,160
                                                                                ---------           ---------

                    Total Assets                                                $ 654,792           $ 647,692
                                                                                =========           =========

                    Liabilities and Shareholders' Equity:
                    Transaction Accounts                                        $ 266,014           $ 233,060
                    Time Deposit Accounts                                         187,590             223,242
                    FHLB Advances and Trust Preferred Securities                  133,852             131,000
                    Other Liabilities                                              10,960               9,114
                    Shareholders' Equity                                           56,376              51,276
                                                                                ---------           ---------
                    Total Liabilities and Shareholders' Equity                  $ 654,792           $ 647,692
                                                                                =========           =========


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Attachment #2

Republic First Bancorp, Inc.
December 31, 2003


                                                                                 At or For the
                                                                               Three Months Ended
                                                      ----------------------------------------------------------------------
                                                                Dec. 31,                                Dec. 31,
Financial Data:                                                   2003                                    2002
                                                      -----------------------------          -------------------------------

Return on average assets                                          0.77             %                      0.20              %

Return on average equity                                          8.78             %                      2.59              %

Share information:

Book value per share                                             $8.64                                   $8.23

Shares o/s at period end                                             6,522,000                              6,223,000

Average diluted shares o/s                                           6,888,000                              6,526,000

Leverage capital ratio                                            9.64             %                      8.56              %

Total risk based capital ratio                                   13.75             %                     14.49              %


                                                                                  At or For the
                                                                               Twelve Months Ended
                                                      ----------------------------------------------------------------------
                                                                Dec. 31,                                Dec. 31,
Financial Data:                                                   2003                                    2002
                                                      -----------------------------          -------------------------------

Return on average assets                                          0.75             %                      0.34              %

Return on average equity                                          9.20             %                      4.52              %

Shares o/s at period end                                             6,522,000                              6,223,000

Average diluted shares o/s                                           6,737,000                              6,460,000




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Attachment #3

Republic First Bancorp, Inc.
Press release 12/31/03
(Dollars in thousands except per share data)

Credit Quality Ratios:
                                                                 At or for the
                                                                 Twelve months                    Twelve mos.
                                                                     ended                           ended
                                                                    Dec 31,                         Dec 31,
                                                                     2003                            2002
                                                           --------------------------       ----------------------
Non-accrual and loans accruing,
but past due 90 days or more                                                 $ 8,611                      $ 7,023

Restructured loans                                                                 -                            -
                                                           --------------------------       ----------------------

Total non-performing loans                                                     8,611                        7,023

OREO                                                                             207                        1,015
                                                           --------------------------       ----------------------

Total non-performing assets                                                  $ 8,818                      $ 8,038
                                                           ==========================       ======================

Non-performing loans as
a percentage of total loans                                                    1.76%                        1.51%

Nonperforming assets as
a percentage of total assets                                                   1.35%                        1.24%

Allowance for loan losses
to total loans                                                                 1.78%                        1.43%

Allowance for loan losses
to total non-performing loans                                                101.00%                       94.57%




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Attachment #4

Republic First Bancorp, Inc.
Press release 12/31/03
(Dollars in thousands )

                                                                      Quarter-to-Date
                                                                   Average Balance Sheet
                                                     --------------------------------------------------

                                             Three months ended                                Three months ended
                                             December 31, 2003                                 December 31, 2002
                                    ------------------------------------------       -----------------------------------------

                                                                    Average                                       Average
Interest-Earning Assets:            Average                         Yield/           Average                      Yield/
                                    Balance          Interest       Cost             Balance         Interest     Cost
                                    --------------   -----------    ----------       ------------    ----------   ------------

Commercial and other loans              $ 474,976       $ 7,436          6.22 %        $ 469,188       $ 8,956           7.59 %

Investment securities                      52,821           527          3.99            104,297         1,375           5.27

Federal funds sold                         60,062           161          1.06             46,692           174           1.48
                                    --------------   -----------    ----------       ------------    ----------   ------------

Total interest-earning assets             587,859         8,124          5.49            620,177        10,505           6.74

Other assets                               49,446                                         28,158

Total assets                            $ 637,305       $ 8,124                        $ 648,335       $10,505
                                    ==============   ===========                     ============    ==========

Interest-bearing liabilities:


Interest-bearing deposits               $ 350,615       $ 1,761          1.99 %        $ 398,730       $ 2,618           2.60 %

Borrowed funds                            136,254         2,086          6.07            131,000         2,076           6.29
                                    --------------   -----------    ----------       ------------    ----------   ------------

Total interest-bearing
liabilities                               486,869         3,847          3.13            529,730         4,694           3.52
                                    --------------   -----------    ----------       ------------    ----------   ------------

Non-interest and
interest-bearing funding                  569,423         3,847          2.68            588,853         4,694           3.16


Other liabilities:                         11,991                                          8,122
                                    --------------                                   ------------

Total liabilities                         581,414                                        596,975
                                    --------------                                   ------------

Shareholder's equity                       55,891                                         51,360

Total liabilities &
shareholder's equity                    $ 637,305                                      $ 648,335
                                    ==============                                   ============

Net interest income                                     $ 4,277                                        $ 5,811
                                                     ===========                                     ==========

Interest rate spread                                                     2.81 %                                          3.58 %
                                                                    ==========                                    ============

Net interest margin                                                      2.89 %                                          3.74 %
                                                                    ==========




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Attachment #5

Republic First Bancorp, Inc.
Press release 12/31/03
(Dollars in thousands)
                                                                     Year to Date
                                                                Average Balance Sheet
                                                    ------------------------------------------------

                                               Twelve months ended                                Twelve months ended
                                                 December 31, 2003                                 December 31, 2002
                                     ----------------------------------------         -------------------------------------------

                                                                     Average                                            Average
Interest-Earning Assets:               Average                       Yield/           Average                           Yield/
                                       Balance        Interest       Cost             Balance          Interest         Cost
                                     -------------  -------------    --------         -------------  -------------    --------
Commercial and other Loans              $ 470,237       $ 38,651        8.22 %            $ 468,239    $37,080              7.92 %

Investment securities                      64,590          2,858        4.42                111,486      6,284              5.64

Federal funds sold                         72,761            895        1.23                 42,835        759              1.77
                                     -------------  -------------    --------         --------------   --------         ---------

Total interest-earning assets             607,588         42,404        6.98                622,560     44,123              7.09

Non-interest-earning assets                46,909                                            29,180

Total Assets                            $ 654,497       $ 42,404                          $ 651,740    $44,123
                                     =============  =============                     ==============   ========

Interest-bearing liabilities:

Interest-bearing deposits               $ 379,693        $ 8,399        2.21 %            $ 399,570    $11,694              2.93 %

Borrowed funds                            134,057          8,254        6.16                135,505      8,468              6.25
                                     -------------  -------------    --------         --------------   --------         ---------

Total interest-bearing
liabilities                               513,750         16,653        3.24                535,075     20,162              3.77
                                     -------------  -------------    --------         --------------   --------         ---------

Cost of funds                             589,220         16,653        2.83                593,413     20,162              3.40

Non-interest-
bearing liabilities:                       11,889                                             8,959
                                     -------------                                    --------------

Total liabilities                         601,109                                           602,372
                                     -------------                                    --------------

Shareholder's Equity                       53,388                                            49,368

Total liabilities &
Shareholder's Equity                    $ 654,497                                         $ 651,740
                                     =============                                    ==============

Net interest income                                     $ 25,751                                       $23,961
                                                    =============                                      ========

Interest rate spread                                                    4.15 %                                              3.69 %
                                                                     ========                                           =========

Net interest margin                                                     4.24 %                                              3.85 %
                                                                     ========                                           =========




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